Principal Diversified Select Real Asset Fund
Supplement dated May 5, 2020
to the Prospectus dated February 10, 2020
(as previously supplemented)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FEE TABLE AND SUMMARY
In the Management section, delete Jake S. Anonson.

MANAGEMENT OF THE FUND
In Portfolio Management section, delete references to Jake S. Anonson.